UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2014

Date of reporting period:  09/30/2014

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Annual Report
September 30, 2014

Intrepid Capital Fund

October 2014

Mark F. Travis,
President/C.E.O.

“A government which robs Peter to pay Paul can always depend on the support of Paul”
– George Bernard Shaw

Dear Friends and Clients,

I was recently asked to speak to a group of largely retired businessmen, and the title of the discussion was “5 things I have learned in 20 years of running Intrepid Capital.”  I find it useful to reflect in the hope I won’t have an unforced error twice! By recreating it here, I thought it would help clients to understand our investment process a little better.

Lesson #1: There is more than one way to investment heaven.
I don’t believe we have cornered the market (no pun intended) on how portfolios should be managed. In fact, there are many ways to investment heaven, but most won’t make it for lack of sticking with a consistent, disciplined process, whatever that may be.  At Intrepid Capital, our goal is to participate on the upside and protect capital on the downside.  We aim to do this with a conservative and strict underwriting process, carefully assessing business value and attempting to pay significantly less than that amount.  To the dismay of some, our valued oriented process will often underperform the market.  The incremental outperformance over a full market cycle (Bull & Bear market), compounded over a long investment horizon (20 years), should lead to a substantial dollar difference in the final value, if you stay with it.

Lesson #2: Price matters.
Price is not always indicative of value. At Intrepid Capital, we believe that the price you pay today is the largest determinant of your investment outcome, whether for a stock, bond, real estate or a private business.  We try to pay such a cheap price so that our outcome is asymmetrical.  In other words, we seek a lot more upside than downside when we establish a position.

Lesson #3: Fish in a deeper pond.
Most of the financial press and many a portfolio manager only follow the largest 500 equity securities by market capitalization.  At Intrepid Capital, we search the globe for mispricings, leaving what we generally regard as efficiently priced domestic large capitalization companies to others.  In the U.S. today, there are roughly 330 companies with market capitalizations north of $15 billion, but almost 10,000 companies with market capitalizations less than $15 billion, hence the deeper pond where we prefer to fish.  In addition, we continue to look outside of this country, with more and more eyeballs devoted to the task.

Lesson #4: Don’t do something . . . Just sit there.
Frankly, in almost ten years at the helm of the Intrepid Capital Fund, I have been amazed over the speed in which money comes in and goes back out, often to the detriment of the underlying shareholders.  Until 1975, stock brokerage commissions were a high cost that made frantic trading difficult and expensive.  Up until that time, portfolio turnover averaged maybe 30% per year, implying a holding period of just over three years.  Today, trading costs are negligible and portfolio turnover is 100% or greater in some instances.  Please keep in mind our “friends” at the I.R.S. charge almost 2X in taxes for capital gains on a profitable position held 364 days versus one held 366 days.  The top marginal rate for short term capital gains is roughly 44% versus 23% for gains held over one year.  Lastly, I have heard the no load fund business, at times of heightened volatility, referred to as 1-800-GET-ME-OUT!  Unfortunately, many, if not most mutual fund shareholders buy high and sell low.  A study by Dalbar and Associates of Boston found that over the last 20 years the market averaged roughly 8% but the average mutual fund investor only 4%.  This is largely the result of emotion-driven purchase and sale decisions.  When you find a manager and process you like, don’t do something…just sit there.

Lesson #5: Opportunities are the greatest when fear is the highest.
This last point is important to note as we are now five and a half years into a bull market with the last three having been particularly benign from the Federal Reserve’s continuous morphine drip of interest rate suppression.  As rates seek a higher level, either on their own or with the helping hands at the Federal Reserve, equity prices could reset lower rather quickly.  The VIX, or Volatility Index, is a good indicator of fear in market participants.  Our process is somewhat counter cyclic in that we tend to be fully invested when prices are absolutely cheap, and when prices are high, our cash levels tend to follow.  Our job, when the fire bell rings and the VIX index spikes from rampant fear, is to slide down the fire pole and buy mispriced securities!  Our fire suits are on and we are listening.

Intrepid Capital Fund

The Intrepid Capital Fund (the “Fund”) declined 0.69% for the quarter ended September 30, 2014, outperforming the BAML High Yield Master II Index which declined 1.92% but underperforming the S&P 500 Index’s return of 1.13% for the period.  In the Fund’s fiscal year ended September 30, 2014, the Fund gained 10.23% versus the increases of 7.23% and 19.73% for the BAML High Yield Master II Index and S&P 500 Index, respectively.  We are pleased to report the Intrepid Capital Fund (Investor) received an overall 4-Star Morningstar Rating out of 737 Moderate Allocation funds for the period ending September 30, 2014 (derived from a weighted average of the fund’s three-, five-, and ten-year risk adjusted return measure, if applicable).

The top contributors to the quarter’s performance were American Eagle Outfitters (ticker: AEO), Intuitive Surgical (ticker: ISRG), and Berkshire Hathaway B (ticker: BRK/B).  In contrast, the Fund’s largest detractors for the quarter were Bill Barrett (ticker: BBG), Mattel (ticker: MAT), and Newfield Exploration (ticker: NFX).  However, Newfield Exploration was a top contributor for the Fund’s fiscal year, along with World Wrestling Entertainment (ticker: WWE) and Bank of New York Mellon (ticker: BK).  Coach (ticker: COH), Mattel, and Western Union (ticker: WU) were the largest detractors for the fiscal year ended September 30, 2014.  Many of these companies are discussed in our other fund commentaries or have been discussed in prior quarterly commentaries.

Thank you for entrusting us with your capital, it is not a position we take lightly.

Best regards,

Mark F. Travis
President/C.E.O.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bank of America/Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Chicago Board Options Exchange Volatility Index (VIX) is a widely used measure of market risk used to gauge the market’s anxiety level. You cannot invest directly in an index.

Morningstar Proprietary Ratings reflect risk-adjusted performance as of 9/30/14. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Intrepid Capital Fund received 3 stars among 737 for the three-year and 4 stars among 652 Moderate Allocation Funds for the five-year period ending 09/30/2014. ©Morningstar, Inc. All Rights Reserved. Past performance is no guarantee of future results.

References to other mutual funds should not be interpreted as an offer of these securities.

Fund holdings and sector allocation are subject to change at any time and should not be considered recommendation to buy or sell any security.  Please see the Schedule of Investments for a complete list of Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Small Cap Fund

October 2014

Jayme Wiggins,
Small Cap Fund
Portfolio Manager

Dear Fellow Shareholders,

After eight consecutive quarterly gains, the Russell 2000 Index finally retreated in the third quarter of 2014.  The benchmark’s decline was 7.36%, which is a notable departure from the positive performance of larger capitalization stocks.  As of September 30, 2014, the Russell’s fully baked P/E based on GAAP earnings is 100x.  The median constituent P/E in the index is 45x.  The benchmark sits 8.8% below its all time high, but it’s 28.7% above the previous cycle’s July 2007 peak.  The seepage in the prices of small cap stocks hasn’t altered our view that the small cap market is prohibitively expensive.  This condition is only likely to be cured by a sharp drop in stock prices.

Like the recent divergence in performance between large and small companies, we expect the next bear market to create a range of outcomes among small cap stocks.  Higher quality, cash-generative companies should see their swollen valuation multiples contract.  When this is paired with margin pressures, significant stock price declines are possible.  However, for the fully invested money manager, this is the lesser of evils, since the intrinsic value growth inherent in owning good businesses eventually covers up poorly timed purchases.  Just be prepared to wait.  Long-term shareholders of Microsoft and Intel are still waiting to fully recover their tech bubble losses…over fourteen years later.

The small cap landscape is also littered with many companies of inferior quality.  These range from the cyclically vulnerable to the structurally doomed to the hopelessly enamored.  In many cases, these firms have been awarded substantial and rapidly growing market capitalizations well in advance of any signs of profitability.  The endgame for the stocks of these weaker enterprises is potentially bleak (it might go something like this: http://www.youtube.com/watch?v=pkpglRZWEtU).

Currently, just over half of Russell 2000 index members are down more than 20% from their 52 week high prices.  Given the Russell’s negative year-to-date returns, it’s not surprising that stocks belonging to higher beta industries are generally down more.  Approximately 75% of Internet small caps and over 80% of biotechnology stocks are in a bear market (-20% or more).  Three quarters of oil and gas drillers are in the same boat, as they have been impacted by declining commodity prices.  On the other hand, financials have fared well.  Only 14% of small cap banks and 10% of REITs have fallen by 20% or more.

For us, it’s not a choice between owning overvalued high quality businesses or more overvalued low quality ones.  Behind door number three is cash, which amounts to 73.4% of our portfolio.  We don’t view cash as our metaphorical bomb shelter—a place for us to hide until the battle is over.  We’re quite willing to tiptoe around investment landmines to dig up an 80 cent dollar, but we are unable to find meaningful value in this market.  Sometimes there is an opportunity cost penalty for inaction, as the ongoing cash flow generated by companies leads to a gradual build in their values.  The idea is that companies can grow into their stock prices, and some undoubtedly will.  Nonetheless, over the past year, the membership of the Russell 2000, ex-financials, has produced aggregate free cash flow equal to 18 basis points of its collective market capitalization.  The typical non-financial company’s trailing free cash flow yield is 2%.   We don’t think time alone can fix this imbalance.

We present six signs of an increasingly hollow stock market:

•
Activism—the latest investment fad:  Don’t get us wrong, management teams need to be held accountable, and activism has led to genuine improvements at many enterprises.  However, we can’t help but feel that there used to be a touch more substance behind activist positions.  With corporate profit margins at record highs, the well has largely run dry for intelligent cost saving actions.  The activism du jour is based on establishing a stake and then clamoring for management to borrow money to repurchase overvalued shares or explore “strategic alternatives.”  A specious 13D filing has been the surest ticket to a quick gain.  Pardon our sanctimonious tone.  To an extent, we are all investment mercenaries, so you can’t blame activist investors for playing the game.

•
M&A at peak stock prices is viewed as a value creator:  How much value has been destroyed by companies overpaying for acquisitions?  Promises of synergies now frequently lead to significant gains in the stock price of the acquiring company, which is a relatively new phenomenon.  This summer the London Stock Exchange (LSE) agreed to buy Russell Investments, our favorite index compiler, for 19x EBITDA.  LSE’s stock rose 6% on the day of the announcement.

•
Earnings accretion and the 6 inch hurdle:  “Accretive to earnings” is perhaps the most abused phrase in the financial lexicon.  An acquisition increases the acquirer’s earnings per share (EPS) if the target’s earnings yield (E/P ratio) is greater than the acquirer’s after tax borrowing cost.  Given that investment grade borrowing rates are approximately 3%

Intrepid Small Cap Fund

today, creditworthy acquirers can pay around 50x earnings and still produce higher EPS.  They can pay even higher multiples if using idle cash.  Blessed are those management teams with the perspicacity to use their own overvalued stock when acquiring today.

•
Share repurchases are good for the goose, but not for the gander:  Over the last 7 years, S&P 500 stock buybacks troughed in the second quarter of 2009 and peaked in the first quarter of 2014.  In terms of allocating shareholders’ money, the timing is unbelievably awful.  Yet, the ratio of insider buys to sells is near the lowest level since the tech bubble, according to Bloomberg.

•
Gaming the system through inversions:  A tax inversion is the relocation of a corporation’s headquarters to a lower tax nation, while retaining the core of its operations in the original country.  U.S. corporate tax rates are high in comparison to the rest of the developed world, and the system could use an overhaul.  Nevertheless, most large companies have an effective tax rate well below the stated 35% Federal rate.  In fact, during the last five years corporate tax receipts have been the lowest percentage of pre-tax profits going back to at least World War II.  In 2013, that rate was 17.2%, according to data from the St. Louis Fed.  Still, during 2014 corporate tax inversions caught on like wildfire as the newest variety of financial acrobatics to further enhance net income.  Shares of Walgreens fell 14% on the day it disclosed it would not be moving its headquarters overseas upon closing the Alliance Boots acquisition.  With recent anti-inversion rules, the Treasury department may have squashed the trend.  Did anyone really think it could last?

•
More Central bank absurdity:  The Federal Reserve, through interest rate suppression, is the principal enabler of the colossal misallocation of capital we are witnessing.  As U.S. Quantitative Easing supposedly comes to an end, Europe takes the baton.  The European Central Bank has lowered its deposit rate deeper into negative territory and hopes it can stave off a recession through aggressive monetary policy.  The Bank of Japan is directly purchasing Japanese equities.  Central banks have become the clown car of the modern era—just when you think you’ve seen it all, out pops another silly idea.

For the three months ending September 30, 2014, the Intrepid Small Cap Fund (the “Fund”) fell 1.64% compared to a 7.36% decline in the Russell 2000 benchmark.  Year-to-date, the Fund has gained 2.21%, while the Russell is lower by 4.41%.  For the Fund’s trailing twelve month fiscal year ending September 30, 2014, the Fund increased 6.08% versus a 3.93% gain in the Russell 2000.  The Fund’s equity-only performance for the quarter, year-to-date, and trailing year was -6.09%, 9.96%, and 22.55%, respectively.

The Fund had no material gainers in the third quarter, which we define as equity positions adding more than 10 basis points to the Fund’s overall return.  Our Canadian dollar hedge was the largest gainer and offset foreign exchange losses on our Canadian-domiciled holdings, as the U.S. dollar strengthened.  Other gainers were companies that we sold early in the quarter, before the small cap market fell.  The primary detractors to the Fund’s third quarter performance were Tetra Tech (ticker: TTEK), Pan American Silver (ticker: PAAS), and Ingram Micro (ticker: IM).  The decreases in Tetra Tech and Ingram Micro were not dramatically different than the small cap market, and we have no insight to share.  Pan American, a small position, fell significantly due to weakness in gold and silver prices.

During the third quarter, we bought shares of Ipsos (ticker: IPS FP), which is one of the world’s leading market research organizations.  By conducting surveys, Ipsos helps customers discover and dissect the attitudes and behaviors of consumers.  The company is headquartered in France, but it has an extensive global reach and the official language of Ipsos is English.  Approximately 60% of sales come from outside of Europe.  Traditional players in the market research industry are being challenged by a shift toward digital forms of data collection and interpretation, driven by the proliferation of smartphones and social media.  This has caused a significant slowdown in the growth rate of companies such as Ipsos.

On July 23, 2014, the company announced lower-than-expected organic growth, which led to a 22% single day drop in the share price.  The trading multiple on Ipsos’s stock fell to levels unseen since the credit crisis.  While we do not discount the inroads being made by new digital players, we believe the stock’s fall was an extreme overreaction.  Like its peers, Ipsos is actively expanding its new business lines that fall under the digital umbrella.  In fact, in a popular annual industry survey conducted by GreenBook of “The 10 Most Innovative Companies in Market Research,” Ipsos is ranked third.  Ipsos has longstanding relationships with blue chip customers, high emerging markets exposure, and it has delivered steady, expanding margins over time.  We established a position at a free cash flow yield exceeding 10%.

We exited our remaining small positions in Aaron’s (ticker: AAN), Royal Gold (ticker: RGLD), and WWE (ticker: WWE) in the third quarter.  As the year progressed, we lost confidence in Aaron’s management and have been surprised by the

Intrepid Small Cap Fund

deterioration in its core rent-to-own business.  We liquidated the majority of our Aaron’s holding at favorable prices early in the third quarter and sold the remainder after the company reported second quarter earnings. Royal Gold exceeded our fair value appraisal as the precious metals royalty company outperformed underlying gold prices.  We walked away with a nice gain.

WWE’s stock rallied during the quarter both before and after it announced an improved outlook for 2015 due to $30 million of expense reductions.  In our last quarterly letter to you, we speculated this cost cutting might occur.  The stock exceeded our intrinsic value, and we sold it.  U.S. subscriber growth at the WWE Network continues to stall.  The Network has now been launched globally with more flexible pricing plans that have the potential to further cannibalize pay per view revenue.  The company would be in a far stronger financial condition today if it never launched the WWE Network but instead nurtured its highly profitable television franchises.  We expressed this view to them on more than one occasion while we were WWE’s largest public shareholder.  Although it wouldn’t be easy for the company to unwind its WWE Network, we think it’s a long-term possibility if subscriber numbers remain underwhelming.

We do not know if the current weakness in small cap equity prices will stick.  There have been two occasions this year when declines were followed by a quick rebound back toward all-time highs.  It’s our position that most small cap stocks need a substantial re-pricing downward in order to trade at fair value.  A key pillar of our investment philosophy is that we measure our results over a full cycle, which includes both a bull and bear market.  We believe that’s the fairest way to appraise any investment manager.  Those analyzing current 3 and 5 year relative returns for fund managers should understand that they are only judging half of the cycle.  It’s like a Tour de France without the mountain stages.  Those who follow cycling know the race is won in the uphill climb.

Thank you for your investment.

Jayme Wiggins, CFA
Intrepid Small Cap Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Advisor believes that current market conditions warrant a defensive position from the requirement to invest at least 80% of its net assets in equity securities of small capitalization companies.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The London Stock Exchange is the main stock exchange of the United Kingdom where stocks, bonds, and other financial instruments are sold on a day-to-day basis. You cannot invest directly in an index.

GAAP (Generally Accepted Accounting Principles) refers to the common set of accounting principles, standards and procedures that companies use to compile their financial statements. M&A is the abbreviation for Mergers & Acquisitions. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Free Cash Flow Yield equals normalized free cash flow divided by the company’s market capitalization. It measures how well a company generates cash from its current operations. EBITDA is calculated as the company’s Earnings Before Interest, Taxes, Depreciation and Amortization. Price-to-Earnings Ratio (P/E Ratio) is an equity valuation multiple calculated as market price per share divided by annual earnings per share. Earnings Yield (E/P Ratio) is an equity valuation multiple calculated as earnings per share divided by market price per share. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Beta measures the volatility or systemic risk compared to the market or the benchmark index. Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Fund holdings and sector allocation are subject to change at any time and should not be considered recommendation to buy or sell any security.  Please see the Schedule of Investments for a complete list of Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Income Fund

October 2014

Jason Lazarus,	Ben Franklin,
Income Fund	Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Dear Fellow Shareholders,

High-yields bonds posted the worst quarterly performance since 2011 after yields hit record lows (and prices record highs) at the end of June, as measured by the BAML HY Master II Index (the “Index”).  The asset class exhibited renewed volatility that had not been experienced in over a year, declining close to 2% through July, then recovering all of the losses and more by the end of August before falling more than 2% in September.  Investors seemed to reassess the credit risk of these less-than-investment-grade businesses and became spooked by the prospect of rising interest rates (who’d have thought it was a bad idea to lend to a money-losing business at 6% for eight years?).  Corporate CFOs may have also come to the realization that the borrowing environment was perhaps the most attractive in history.  High-yield companies came to the new issuance market in force in September, and investors demanded more attractive terms to fork over their cash.

The September sell-off was broad but unfortunately fairly shallow.  The median return of the more than 2,000 bonds in the index was only -1.5%.  However, there were pockets of extreme risk aversion.  Forty-six issues in the index lost more than 10% in the month, and eight issues lost more than 30%.  These results were mostly concentrated in the most leveraged borrowers, with a preponderance of leveraged buy-outs (LBO), offshore oil and gas drillers, energy producers, and coal miners.  As regular readers of our letters know, we typically seek to lend to higher-quality high-yield borrowers, and therefore were not involved with any of these companies.

Significant BAML HY Master II Losers – September 2014

Leveraged Buy-Outs		Offshore Drilling & Energy Producers		Coal and Iron Miners
Gymboree	-50.8%	Hercules Offshore	-13.7%	Walter Energy	-40.2%
Altegrity	-45.6%	Vantage Drilling	-10.3%	Arch Coal	-26.7%
Jones Group	-14.0%	Endeavour International	-47.5%	Cliffs Natural Resources	-18.9%
Toys R Us	-10.4%	Quicksilver Resources	-34.7%	Alpha Natural Resources	-14.1%

The Intrepid Income Fund (the “Fund”) performed well in the quarter due to the defensive posture we’ve maintained for quite some time.  The Fund returned -0.56% in the quarter, while the Index returned -1.92%.  The Barclays Aggregate Bond Index, which represents the broad universe of investment-grade bonds, rose 0.17%.  In the Fund’s fiscal year ended September 30, 2014, the Fund returned 3.38%, while the Index rose 7.23% and the Barclays Aggregate increased 3.96%.  While our defensive positioning and high cash balance helped us to outperform the Index in the quarter, it also led to underperformance in the fiscal year as high-yield bonds rallied.

The largest contributors to the Fund’s performance in the quarter were AuRico Gold 7.750% due 4/01/2020, Pitney Bowes 6.125% preferred stock, and Ruby Tuesday 7.625% due 5/15/2020. All three issues constitute sizeable positions in the portfolio, and each significantly outperformed the index in the quarter. Our positions in AuRico and Pitney Bowes are relatively new, and both companies were discussed in recent quarterly letters.  AuRico’s Young-Davidson underground gold mine has been ramping production faster than expected, reducing one of the primary concerns investors may have with the credit quality.  The Pitney Bowes preferred stock was relatively immune to the high-yield sell-off due to the business quality and upcoming call date in 2016.  Lastly, Ruby Tuesday continues to be one of the higher-yielding securities in the portfolio.  This may have resulted in portfolio managers’ reluctance to sell the notes to raise cash.

For the first time in several quarters, a few of the Fund’s holdings detracted from performance.  Our two largest positions are in energy producers (EPL Oil & Gas and Northern Oil and Gas), and the sector as a whole sold off materially as oil prices fell.  Investors indiscriminately sold most energy bonds without regard to credit quality.  We believe these two issues have unique qualities that bolster the credit quality beyond that of the average energy company.  EPL was recently acquired by a larger energy business with the use of debt financing, but we believe investors are not recognizing the fact that the bonds have a senior claim on the acquired assets.  EPL’s assets will not guarantee any of the acquirer’s debt until the notes are

Intrepid Income Fund

called, which we believe will occur early next year.  Northern Oil & Gas (ticker: NOG) should be less impacted by lower oil prices due to its significant hedging program.  As of June 30, 2014, the company had 65% of its production hedged for 2015 and was already layering in hedges for 2016.  Both issues have been top performers in the past, and we expect them to contribute solidly going forward.

Our combined position in two issues of Rent-A-Center (ticker: RCII) was the top detractor in the quarter.  Rent-A-Center’s core rent-to-own stores have struggled amidst competition from alternative forms of financing for subprime borrowers.  The company has offset the weakness with its own form of financing, where it enters into partnerships with large furniture and electronics retailers to complete rent-to-own transactions with customers who are denied credit.  This model has been extremely successful, but it has yet to be proven in a recessionary environment.  We believe this concept will continue to grow absent a recession, and if the economy were to turn south, the core stores should perform relatively well.  We added to the position incrementally as prices declined, which now constitutes slightly less than 3% of the Fund’s assets.

The sell-off in high-yield bonds allowed us to initiate positions in several new names that we had been watching for some time.  In the quarter ended September 30, 2014, we purchased Era Group 7.750% due 12/15/2022, EZ Corp 2.125% convertible notes due 6/15/2019, Mobile Mini 7.875% due 12/01/2020, Scotts Miracle-Gro 6.625% due 12/15/2020, Smith & Wesson 5.000% due 7/15/2018, Speedway Motorsports 6.750% due 2/01/2019, and Teleflex 6.875% due 6/01/2019.  Regular readers will recognize many of these companies.  Over the years we have owned other issues of Mobile Mini, Scotts Miracle-Gro, Smith & Wesson, Speedway Motorsports, and Teleflex.  In most cases the prices of these bonds did not drop significantly, but cash needs forced managers to sell what they could, and we were willing to step in at what we believe were attractive yields.  EZ Corp (ticker: EZPW) was found by our equity team more than 18 months ago.  The stock declined significantly in July after the controlling shareholder replaced members of the management team.  The convertible bonds fell to a level where we felt we were receiving the conversion option at a substantial discount.

The only “new” idea that was sourced and purchased in the quarter is Era Group 7.750%.  Era Group (ticker: ERA) is one of the largest providers of helicopter transportation services in the U.S., primarily serving the offshore oil and gas markets in the Gulf of Mexico and Alaska.  While helicopter operators are exposed to fluctuations in energy prices, most of the companies’ sales are tied to production rather than exploration, which provides a much more stable revenue stream.  The industry structure as a whole has improved over the last few years as larger and more capable aircraft are required to service platforms further offshore.  This has resulted in operators competing more on capability and service instead of price.  We believe Era is performing below normalized levels due to several company-specific issues that should be remedied shortly.  Additionally, the company’s owned fleet has significant value that offers protection potential to bondholders.

One material position was called in the quarter; Cott Beverages 8.125% due 9/01/2018. At the end of the quarter, cash comprised 33% of the Fund’s assets.  We expect call activity to increase in the fourth quarter and into 2015, and therefore cash levels should increase in the absence of attractive opportunities to deploy capital.  Despite what was a favorable quarter for our defensively positioned portfolio, yields offered by high-yield bonds are only slightly more attractive than they were three months ago.  This is particularly true with the higher-quality businesses we seek to lend to.  To put this in perspective, consider that since the credit crisis the Index has recorded a quarterly loss in only four of the last twenty-three quarters.  Further, the Index fell more than 2% in only one of these periods; the third quarter of 2011.  Nevertheless, we will continue to diligently search for undervalued securities on your behalf.

Thank you for your investment.

Ben Franklin, CFA	Jason Lazarus, CFA
Intrepid Income Co-Lead Portfolio Manager	Intrepid Income Co-Lead Portfolio Manager

Intrepid Income Fund

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Bank of America Merrill Lynch High Yield Master II Index (BAML High Yield Index) is Bank of America Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. Bank of America Merrill Lynch US Corporate Index (BAML Corporate Index) is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. You cannot invest directly in an index.

Fund holdings and sector allocation are subject to change at any time and should not be considered recommendation to buy or sell any security.  Please see the Schedule of Investments for a complete list of Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Disciplined Value Fund

Gregory M. Estes,
Disciplined Value Fund
Portfolio Manager

October 2014

Dear Fellow Shareholders,

Although the bull market is getting long in the tooth, it hasn’t yet given up the ghost in some corners on the market, particularly among the largest stocks.  Essentially, a handful of mega caps are powering the index return, which we detail below.  For the third quarter ended September 30, 2014, the Intrepid Disciplined Value Fund (“The Fund”) posted a return of 0.72%, comparing favorably to the Russell 3000 Index return of 0.01% but behind the S&P 500 Index return of 1.13%.  For the calendar year to date, the Fund returned 5.45% while the Russell 3000 Index made 6.95% and the S&P 500 Index returned 8.34%.  Finally, because this is the end of the Intrepid Funds fiscal year, we report the twelve month return of 9.69% for the Fund versus 19.73% in the S&P 500 Index and 17.76% in the Russell 3000 Index.  The Fund’s equity-only return for the quarter, calendar year-to date, and trailing twelve months was 1.85%, 13.22%, and 25.79%, respectively.

To get a better understanding of what is going on, we should state the differences between the two comparative indexes.  The S&P 500 is comprised of 500 of the largest companies in the U.S. stock market.  It is capitalization-weighted, meaning that the largest stocks will have more impact on the Index return than the smallest ones.  The Russell 3000 Index is a compilation of the 3000 largest publicly traded companies in the U.S.  It is a combination of the Russell 1000 large cap index and the Russell 20000 small cap index.  It too is capitalization-weighted, but due to the inclusion of many smaller stocks, it represents a broader investable universe.  Whenever there is divergence between the indexes, it is often because of a divergence between small and large cap stocks.  In this case, that is indeed true, but it is not the entire story.

If we examine the top 10 contributors within the S&P 500 Index over the past 12 months, we can see that they accounted for 82.77 points of the index’s total gain of 277.29 points, or 30% of the gain.  These top 10 stocks represent roughly 16% of the total index size.  Now let’s begin to narrow the scope of the return period.  For the past nine months, the top ten stocks contributed 54.37 points of the index’s 123.93 point gain, or roughly 44% of the return.  For the most recent quarter, the index gained only 12.06 points, but the top ten contributors to the index gained 20.07 points.  The takeaway from these figures is that a handful of stocks are powering the gains of the S&P 500 Index.  Small caps have been going down for the past quarter and the past nine months.  Midcaps, as measured by the S&P Midcap Index, were negative in the past quarter.  It is clear that the continued positive performance for the S&P 500 Index is being driven by the largest of the large: of the top ten contributors to the S&P 500 Index over the past twelve months, all were among the top 25 in terms of size.  Six of the ten were among the top 7 stocks, with the exception of Exxon Mobil (XOM).  And the contributions from the top ten performers are becoming more of a factor as we focus on the most recent time period.  The top ten contributors account for 29.8% of the twelve month index gain, 44% of the index’s nine month gain, and more than 160% of the index’s three month gain!  How long can the top stocks continue to carry the market?

For the quarter, our top performers were three stocks that rebounded somewhat from challenging circumstances. American Eagle’s (ticker: AEO) stock price was up over 30% in the quarter as it rebounded from annual lows.  While the business environment for retail is still challenging, the market had set expectations even lower.  Teen retailers appear to be gaining price discipline, and inventories appear to be in better shape for the important back-to-school and holiday seasons.

Intuitive Surgical (ticker: ISRG) has seen sales of its da Vinci units slow due to constrained hospital budgets, but the most recent quarterly release showed that physicians’ adoption of robotic surgery is strong with procedure growth up 9% for the last year- well above expectations.  In addition, management picked up the proverbial gauntlet thrown down by short sellers and bought back $1 billion in stock over the second quarter.

Finally, in the case of Staples (ticker: SPLS), the stock fell upon its earnings release when management reiterated that it will take time to reduce the brick and mortar footprint by closing stores (they closed 80 stores in its most recent quarter) and drive sales through its online channel.  As the quarter progressed, a sellside report advocated that Staples acquire Office Depot, which had recently merged with Office Max.  Without verification of any forthcoming mergers and acquisition activity, the market pushed the stock higher.

On the opposite end of the spectrum, the Fund’s bottom contributors include another retailer, Mattel (ticker: MAT).  The toy maker disappointed in the quarterly release as it worked through inventory issues, which seem to be a common theme for

Intrepid Disciplined Value Fund

many retail-oriented businesses.  In the case of Western Union (ticker: WU), concerns about higher commission costs have pushed shares down, although our opinion is that being a part of Western Union’s network is a long-term advantage for its agents.  We think that this will buttress Western’s network against outside competitive threats.  The third bottom contributor is silver miner Pan American Silver (ticker: PAAS), which has seen rough times as silver spot prices have fallen from a high of $21.58 per ounce in July to a quarterly low near $17 an ounce recently.

Activity during the quarter has been muted, with only one position exited.  We sold shares of World Wrestling Entertainment (ticker: WWE) after attempting to re-establish a position earlier in the year.  At the time of purchase, we assumed that the state of the business was unchanged from the previous year, but we felt there was an opportunistic chance to add to re-acquire the stock after the share price fell.  However, our concerns that the WWE Network would not be as successful as management claimed combined with what we considered significant additional operational expenses led us to sell out of our position.

Our sole purchase for the quarter was in the UK-based publisher Quarto Group (ticker: QRT LN).  This is a very small company, with a market capitalization of only £27.9 million.  Quarto is unlike other publishers because its focuses on illustrated non-fiction books.  Part of the business, called co- editions, involves creating books and licensing them to third-party publishers.  This allows Quarto to have widespread distribution of its products.  Its Publishing Group sells its titles towards “Communities of Niche Enthusiasts,” eschewing traditional bookstores to sell in various retailers locations.  Examples would include pet books being found in PetSmart or Petco or Do It Yourself books found in Lowe’s or Home Depot.  We took the opportunity to establish a position after a relatively weak recent earnings release with the belief that management has good visibility into the second half of the year, which is its most important selling season.

Our cash level remains elevated at 46.3%.  The question of whether that level of cash will increase or decrease is predicated on what discounts we can find among individual securities.  Obviously a market which is in decline gives us more potential opportunities to purchase than a market that continues to rise.  For now, we continue to look at new ideas and evaluate them for future potential inclusion in the Fund.  At today’s prices, the current average discount within the Fund, in which we examine the current stock price for each investment to our corresponding estimate of its intrinsic value, is 7%.  That is slightly bigger than last quarter but still historically low.  If pricing becomes more favorable, we stand ready to use some of that cash.  We thank you for your confidence in our process.

Sincerely,

Greg Estes, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P MidCap Index is an index that serves as a barometer for the U.S. mid-cap sector and is the most widely followed mid-cap index in inexistence.   You cannot invest directly in an index.

Fund holdings and sector allocation are subject to change at any time and should not be considered recommendation to buy or sell any security.  Please see the Schedule of Investments for a complete list of Fund holdings.

Opinions  expressed  are  subject  to  change,  are  not  guaranteed  and  should  not  be  considered investment advice or recommendations to buy or sell any security.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2014 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$1,008.80	$7.05
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2014 (Unaudited)

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$1,010.10	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$ 996.30	$7.01
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INSTITUTIONALCLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$ 997.60	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$1,003.90	$4.52
Hypothetical (5% return before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2014 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2014 -
	April 1, 2014	September 30, 2014	September 30, 2014
Actual	$1,000.00	$1,026.50	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The Bank of America Merrill Lynch U.S. High Yield Master II Index (sometimes referred to as “Bank of America Merrill”) return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX - A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index (sometimes referred to as “Barclays Capital”) includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

Average Annual Total Returns (for periods ended September 30, 2014)

				Since Inception
	1 Year	3 Year	5 Year	(01/03/05)
Intrepid Capital Fund - Investor Class	10.23%	12.85%	10.59%	7.71%
S&P 500 Total Return Index	19.73%	22.99%	15.70%	7.44%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	7.23%	10.95%	10.40%	7.92%
Barclays Capital U.S. Government/Credit Index	4.08%	2.54%	4.27%	4.63%
Bank of America Merrill Combined Index	14.63%	18.11%	13.67%	7.76%
(60% S&P 500, 40% Bank of America Merrill)
Barclays Capital Combined Index	13.33%	14.56%	11.27%	6.61%
(60% S&P 500, 40% Barclays Capital)
Intrepid Capital Fund - Institutional Class	10.41%	13.13%	N/A	8.98%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2014)

				Since Inception
	1 Year	3 Year	5 Year	(10/03/05)
Intrepid Small Cap Fund - Investor Class	6.08%	10.61%	9.53%	10.79%
Russell 2000 Total Return Index	3.93%	21.26%	14.29%	7.11%
Intrepid Small Cap Fund - Institutional Class	6.39%	10.88%	N/A	10.21%*

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions would be reduced.  or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS U.S. AGGREGATE BOND INDEX - This index consists of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Average Annual Total Returns (for periods ended September 30, 2014)

				Since Inception
	1 Year	3 Year	5 Year	(07/02/07)
Intrepid Income Fund - Institutional Class	3.38%	4.83%	5.09%	4.56%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	7.23%	10.95%	10.40%	8.28%
Barclays U.S. Aggregate Bond Index	3.96%	2.43%	4.12%	5.16%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX - An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Total Returns (for periods ended September 30, 2014)

				Since Inception
	1 Year	3 Year	5 Year	(10/31/07)
Intrepid Disciplined Value Fund	9.69%	14.91%	10.98%	6.29%
S&P 500 Total Return Index	19.73%	22.99%	15.70%	5.85%
Russell 3000 Total Return Index	17.76%	23.08%	15.78%	6.04%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
September 30, 2014 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$203,505,568
Corporate Bonds	125,144,225
Preferred Stock	7,007,812
Convertible Bond	6,034,923
Cash*	130,757,574
$472,450,102

*	Cash, cash equivalents and other assets less liabilities.

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Information Technology	$42,976,990
Consumer Discretionary	33,603,228
Industrials	31,047,104
Financials	29,088,506
Health Care	19,695,766
Materials	7,710,262
Telecommunication Services	5,738,875
Energy	4,339,414
Cash*	486,235,398
$660,435,543

*	Cash, cash equivalents and other assets less liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets) (continued)
September 30, 2014 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$62,573,903
Preferred Stock	4,312,500
Convertible Bond	1,978,764
Common Stock	1,088,111
Cash*	36,406,723
$106,360,001

*	Cash, cash equivalents and other assets less liabilities.

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Information Technology	$8,029,235
Health Care	4,822,753
Financials	4,406,714
Consumer Discretionary	4,236,440
Materials	1,232,162
Industrials	984,150
Telecommunication Services	666,998
Energy	379,968
Cash*	21,379,064
$46,137,484

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2014

COMMON STOCKS - 43.07%	Shares	Value

Commercial & Professional Services - 3.98%
FTI Consulting, Inc. (a)	218,195	$7,628,097
Tetra Tech, Inc.	446,916	11,163,962
		18,792,059

Diversified Financials - 9.31%
Berkshire Hathaway, Inc. - Class B (a)	110,000	15,195,400
Dundee Corp. - Class A (a)(b)	488,980	7,409,251
Oaktree Capital Group LLC	219,407	11,211,698
The Bank Of New York Mellon Corp.	263,000	10,185,990
		44,002,339

Energy - 3.65%
Bill Barrett Corp. (a)	429,302	9,461,816
Newfield Exploration Co. (a)	161,870	6,000,521
Northern Oil and Gas, Inc. (a)	123,978	1,762,967
		17,225,304

Health Care Equipment & Services - 2.83%
Intuitive Surgical, Inc. (a)	28,910	13,351,216

Materials - 1.16%
Hawkins, Inc.	153,068	5,504,325

Media - 3.63%
Corus Entertainment, Inc. - Class B (b)	695,945	15,454,397
World Wrestling Entertainment, Inc. (c)	122,077	1,681,001
		17,135,398

Pharmaceuticals, Biotechnology & Life Sciences - 2.31%
Bio-Rad Laboratories, Inc. (a)	96,327	10,923,482

Retailing - 3.97%
American Eagle Outfitters, Inc.	530,610	7,704,457
Staples, Inc.	914,000	11,059,400
		18,763,857

Software & Services - 7.63%
Amdocs Ltd. (b)	233,400	10,708,392
Check Point Software Technologies Ltd. (a)(b)	63,980	4,429,975
Microsoft Corp.	138,000	6,397,680
The Western Union Co.	906,470	14,539,779
		36,075,826

Technology Hardware & Equipment - 3.22%
Cisco Systems, Inc.	295,000	7,425,150
Ingram Micro, Inc. (a)	301,106	7,771,546
		15,196,696

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

COMMON STOCKS - 43.07% (continued)	Shares	Value

Telecommunication Services - 1.38%
Telephone & Data Systems, Inc.	272,749	$6,535,066
TOTAL COMMON STOCKS (Cost $170,966,385)		203,505,568

PREFERRED STOCK - 1.48%

Commercial & Professional Services - 1.48%
Pitney Bowes International Holdings, Inc. (d)(Cost: $7,065,500;
Original acquisition date: 09/16/2014)	6,500	7,007,812
TOTAL PREFERRED STOCK (Cost $7,065,500)		7,007,812

CORPORATE BONDS - 26.49%	Principal Amount

Capital Goods - 0.87%
Oshkosh Corp.
8.500%, 03/01/2020	$3,881,000	4,094,455

Commercial & Professional Services - 1.16%
Mobile Mini, Inc.
7.875%, 12/01/2020	5,126,000	5,484,820

Consumer Durables & Apparel - 2.37%
Smith & Wesson Holding Corp.
5.875%, 06/15/2017 (d)(e)(Cost: $8,487,000;
Original acquisition date: 06/11/2013)	8,487,000	8,720,393
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (d)(e)(Cost: $2,500,000;
Original acquisition date: 07/10/2014)	2,500,000	2,462,500
		11,182,893

Consumer Services - 4.93%
Regis Corp.
5.750%, 12/05/2017 (d)(e)(Cost: $8,275,000;
Original acquisition date: 11/27/2013)	8,275,000	8,337,062
Ruby Tuesday, Inc.
7.625%, 05/15/2020	7,614,000	7,537,860
Speedway Motorsports, Inc.
6.750%, 02/01/2019	7,089,000	7,408,005
		23,282,927

Energy - 8.80%
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	8,355,000	8,542,987
Era Group, Inc.
7.750%, 12/15/2022	6,537,000	6,863,850

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

CORPORATE BONDS - 26.49% (continued)	Principal Amount	Value

Energy - 8.80% (continued)
Northern Oil & Gas, Inc.
8.000%, 06/01/2020	$16,352,000	$16,597,280
PetroQuest Energy, Inc.
10.000%, 09/01/2017	3,386,000	3,534,138
PHI, Inc.
5.250%, 03/15/2019	6,018,000	6,040,568
		41,578,823

Food & Staples Retailing - 0.66%
SpartanNash Co.
6.625%, 12/15/2016 (d)(e)(Cost: $3,111,846;
Original acquisition date: 02/06/2013)	3,000,000	3,097,500

Health Care Equipment & Services - 1.44%
Teleflex, Inc.
6.875%, 06/01/2019	6,515,000	6,824,463

Household & Personal Products - 0.70%
Central Garden & Pet Co.
8.250%, 03/01/2018	3,242,000	3,298,735

Materials - 2.33%
AuRico Gold, Inc.
7.750%, 04/01/2020 (b)(d)(Cost: $6,633,791;
Original acquisition date: 03/17/2014)	6,675,000	6,675,000
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	4,113,000	4,349,497
		11,024,497

Retailing - 1.42%
Brown Shoe Co., Inc.
7.125%, 05/15/2019	6,415,000	6,719,712

Transportation - 1.81%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	3,710,000	3,895,500
Swift Services Holdings, Inc.
10.000%, 11/15/2018	4,438,000	4,659,900
		8,555,400
TOTAL CORPORATE BONDS (Cost $125,583,276)		125,144,225

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

CONVERTIBLE BOND - 1.28% (continued)	Principal Amount	Value

Diversified Financials - 1.28%
Ezcorp, Inc.
2.125%, 06/15/2019 (d)(Cost: $6,073,526;
Original acquisition date: 07/21/2014)	$6,853,000	$6,034,923
TOTAL CONVERTIBLE BOND (Cost $6,073,526)		6,034,923
Total Investments (Cost $309,688,687) - 72.32%		341,692,528
Other Assets in Excess of Liabilities - 27.68%		130,757,574
TOTAL NET ASSETS - 100.00%		$472,450,102

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliate company. See Footnote 7.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2014 was $42,335,190, which represented 8.96% of net assets.

(e)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2014

Amount of
Currency to
			Amount of		be Delivered
Counterparty	Forward	Currency to	Currency to	Currency to	in Local	Unrealized
of Contract	Settlement Date	be Received	be Received	be Delivered	Currency	Appreciation
Morgan Stanley	2/25/2015	U.S. Dollars	24,249,580	Canadian Dollars	26,700,000	$494,239

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2014

COMMON STOCKS - 25.40%	Shares	Value

Commercial & Professional Services - 3.72%
FTI Consulting, Inc. (a)	134,740	$4,710,511
Tetra Tech, Inc.	795,350	19,867,843
		24,578,354

Diversified Financials - 2.47%
Dundee Corp. - Class A (a)(b)	1,077,247	16,322,944

Energy - 0.66%
Newfield Exploration Co. (a)	117,060	4,339,414

Insurance - 1.93%
Aspen Insurance Holdings Ltd. (b)	298,470	12,765,562

Materials - 1.17%
AuRico Gold, Inc. (b)	1,155,290	4,031,962
Pan American Silver Corp. (b)	335,000	3,678,300
		7,710,262

Media - 5.09%
Corus Entertainment, Inc. - Class B (b)	922,000	20,474,253
IPSOS (b)	514,457	13,128,975
		33,603,228

Pharmaceuticals, Biotechnology & Life Sciences - 2.98%
Bio-Rad Laboratories, Inc. (a)	173,684	19,695,766

Software & Services - 5.11%
Amdocs Ltd. (b)	527,321	24,193,488
CSG Systems International, Inc.	230,904	6,068,157
Global Payments, Inc.	50,000	3,494,000
		33,755,645

Technology Hardware & Equipment - 1.40%
Ingram Micro, Inc. (a)	357,278	9,221,345

Telecommunication Services - 0.87%
Telephone & Data Systems, Inc.	239,519	5,738,875
TOTAL COMMON STOCKS (Cost $140,475,537)		167,731,395

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

PREFERRED STOCK - 0.98%	Shares	Value

Commercial & Professional Services - 0.98%
Pitney Bowes International Holdings, Inc. (c)(Cost: $6,480,612;
Original acquisition date: 06/24/2014)	6,000	$6,468,750
TOTAL PREFERRED STOCK (Cost $6,480,612)		6,468,750
Total Investments (Cost $146,956,149) - 26.38%		174,200,145
Other Assets in Excess of Liabilities - 73.62%		486,235,398
TOTAL NET ASSETS - 100.00%		$660,435,543

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2014 was $6,468,750, which represented 0.98% of net assets.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2014

					Amount of
					Currency to
			Amount of		be Delivered	Unrealized
Counterparty	Forward	Currency to	Currency to	Currency to	in Local	Appreciation
of Contract	Settlement Date	be Received	be Received	be Delivered	Currency	(Depreciation)
Morgan Stanley	02/06/2015	U.S. Dollars	38,367,822	Canadian Dollars	42,200,000	$804,818
Morgan Stanley	02/25/2015	U.S. Dollars	6,874,032	Euros	5,170,000	336,595
Morgan Stanley	02/25/2015	U.S. Dollars	6,606,536	Euros	5,230,000	(6,771)
						$1,134,642

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2014

COMMON STOCK - 1.02%	Shares	Value

Media - 1.02%
Corus Entertainment, Inc. - Class B (a)	49,000	$1,088,111
TOTAL COMMON STOCK (Cost $1,076,394)		1,088,111

PREFERRED STOCK - 4.06%

Commercial & Professional Services - 4.06%
Pitney Bowes International Holdings, Inc. (b)(Cost $4,287,100;
Original acquisition date: 05/02/2014)	4,000	4,312,500
TOTAL PREFERRED STOCK (Cost $4,287,100)		4,312,500

CORPORATE BONDS - 58.83%	Principal Amount

Capital Goods - 1.69%
Oshkosh Corp.
8.500%, 03/01/2020	$1,698,000	1,791,390

Commercial & Professional Services - 1.90%
Mobile Mini, Inc.
7.875%, 12/01/2020	1,888,000	2,020,160

Consumer Durables & Apparel - 5.92%
Smith & Wesson Holding Corp.
5.875%, 06/15/2017 (b)(c)(Cost: $4,688,000; Original acquisition date:
06/11/2013)	4,688,000	4,816,920
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (b)(c)(Cost: $1,500,000; Original acquisition date:
07/10/2014)	1,500,000	1,477,500
		6,294,420

Consumer Services - 11.01%
Regis Corp.
5.750%, 12/05/2017 (b)(c)(Cost: $4,225,000;
Original acquisition date: 11/27/2013)	4,225,000	4,256,688
Ruby Tuesday, Inc.
7.625%, 05/15/2020	3,434,000	3,399,660
Speedway Motorsports, Inc.
6.750%, 02/01/2019	3,883,000	4,057,735
		11,714,083

Energy - 16.45%
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	4,744,000	4,850,740
Era Group, Inc.
7.750%, 12/15/2022	1,979,000	2,077,950
Northern Oil & Gas, Inc.
8.000%, 06/01/2020	5,150,000	5,227,250

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

CORPORATE BONDS - 58.83% (continued)	Principal Amount	Value

Energy - 16.45% (continued)
PetroQuest Energy, Inc.
10.000%, 09/01/2017	$2,005,000	$2,092,719
PHI, Inc.
5.250%, 03/15/2019	3,239,000	3,251,146
		17,499,805

Food & Staples Retailing - 1.94%
SpartanNash Co.
6.625%, 12/15/2016 (b)(c)(Cost: $2,074,564;
Original acquisition date: 02/06/2013)	2,000,000	2,065,000

Health Care Equipment & Services - 1.94%
Teleflex, Inc.
6.875%, 06/01/2019	1,974,000	2,067,765

Household & Personal Products - 2.03%
Central Garden & Pet Co.
8.250%, 03/01/2018	2,120,000	2,157,100

Materials - 4.54%
AuRico Gold, Inc.
7.750%, 04/01/2020 (a)(b)(Cost: $3,205,084;
Original acquisition date: 03/17/2014)	3,225,000	3,225,000
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	1,513,000	1,599,998
		4,824,998

Retailing - 6.82%
Brown Shoe Co., Inc.
7.125%, 05/15/2019	4,147,000	4,343,982
Rent-A-Center, Inc.
6.625%, 11/15/2020	2,000,000	1,878,000
4.750%, 05/01/2021	1,250,000	1,030,500
		7,252,482

Transportation - 4.59%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	1,600,000	1,680,000
Swift Services Holdings, Inc.
10.000%, 11/15/2018	3,054,000	3,206,700
		4,886,700
TOTAL CORPORATE BONDS (Cost $62,918,062)		62,573,903

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

CONVERTIBLE BOND - 1.86% (continued)	Principal Amount	Value
Diversified Financials - 1.86%
Ezcorp, Inc.
2.125%, 06/15/2019 (b)(Cost: $1,989,896;
Original acquisition date: 07/21/2014)	$2,247,000	$1,978,764
TOTAL CONVERTIBLE BOND (Cost $1,989,896)		1,978,764
Total Investments (Cost $70,271,452) - 65.77%		69,953,278
Other Assets in Excess of Liabilities - 34.23%		36,406,723
TOTAL NET ASSETS - 100.00%		$106,360,001

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2014 was $22,132,372, which represented 20.81% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2014

Amount of
Currency to
			Amount of		be Delivered
Counterparty	Forward	Currency to	Currency to	Currency to	in Local	Unrealized
of Contract	Settlement Date	be Received	be Received	be Delivered	Currency	Appreciation
Wells Fargo	03/09/2015	U.S. Dollars	1,112,087	Canadian Dollars	1,216,000	$30,507

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2014

COMMON STOCKS - 53.66%	Shares	Value

Commercial & Professional Services - 2.13%
FTI Consulting, Inc. (a)	15,575	$544,502
Tetra Tech, Inc.	17,600	439,648
		984,150

Consumer Durables & Apparel - 3.66%
Coach, Inc.	27,700	986,397
Mattel, Inc.	22,900	701,885
		1,688,282

Diversified Financials - 8.15%
Northern Trust Corp.	18,000	1,224,540
Oaktree Capital Group LLC	23,100	1,180,410
The Bank Of New York Mellon Corp.	35,010	1,355,937
		3,760,887

Energy - 0.83%
Newfield Exploration Co. (a)	10,250	379,968

Health Care Equipment & Services - 9.60%
Intuitive Surgical, Inc. (a)	3,770	1,741,062
Laboratory Corp. of America Holdings (a)	13,600	1,383,800
Quest Diagnostics, Inc.	21,500	1,304,620
		4,429,482

Insurance - 1.40%
Aspen Insurance Holdings Ltd. (b)	15,100	645,827

Materials - 2.67%
AuRico Gold, Inc. (b)	41,800	145,882
Newmont Mining Corp.	37,600	866,680
Pan American Silver Corp. (b)	20,000	219,600
		1,232,162

Media - 0.10%
Quarto Group, Inc.	20,000	45,878

Pharmaceuticals, Biotechnology & Life Sciences - 0.85%
Bio-Rad Laboratories, Inc. (a)	3,468	393,271

Retailing - 5.42%
American Eagle Outfitters, Inc.	78,000	1,132,560
Staples, Inc.	113,200	1,369,720
		2,502,280

Software & Services - 11.29%
Amdocs Ltd. (b)	9,980	457,882
Check Point Software Technologies Ltd. (a)(b)	8,000	553,920

See notes to financial statements.

Intrepid Disciplined ValueFund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

COMMON STOCKS - 53.66% (continued)	Shares	Value

Software & Services - 11.29% (continued)
CSG Systems International, Inc.	16,715	$439,270
Global Payments, Inc.	3,110	217,327
Microsoft Corp.	25,030	1,160,391
Teradata Corp. (a)	29,300	1,228,256
The Western Union Co.	71,900	1,153,276
		5,210,322

Technology Hardware & Equipment - 6.11%
Apple, Inc.	12,565	1,265,924
Cisco Systems, Inc.	61,700	1,552,989
		2,818,913

Telecommunication Services - 1.45%
Telephone & Data Systems, Inc.	27,838	666,998
TOTAL COMMON STOCKS (Cost $21,328,403)		24,758,420
Total Investments (Cost $21,328,403) - 53.66%		24,758,420
Other Assets in Excess of Liabilities - 46.34%		21,379,064
TOTAL NET ASSETS - 100.00%		$46,137,484

Percentages are stated as a percent of net assets.
(a)Non-income producing security.
(b)Foreign issued security.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

				Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$340,011,527	$174,200,145	$69,953,278	$24,758,420
Affiliated issuers	1,681,001	—	—	—
Income receivable	2,963,840	119,276	1,277,961	43,147
Receivable for fund shares sold	10,048,881	2,112,753	115,808	709,667
Cash	122,251,571	491,003,193	36,570,426	20,891,770
Appreciation on forward currency contracts	494,239	1,134,642	30,507	—
Other assets	21,319	35,691	12,754	14,014
Total assets	477,472,378	668,605,700	107,960,734	46,417,018

LIABILITIES:
Payable for fund shares redeemed	199,823	426,792	58,850	—
Payable for investment securities purchased	4,179,110	6,790,340	1,403,350	23,000
Payable to Investment Adviser	380,673	571,618	64,355	26,633
Payable to Trustees	6,466	10,026	1,578	641
Accrued distribution fees	58,426	77,134	—	177,030
Other expenses	197,778	294,247	72,600	52,230
Total liabilities	5,022,276	8,170,157	1,600,733	279,534
Total net assets	$472,450,102	$660,435,543	$106,360,001	$46,137,484

NET ASSETS CONSIST OF:
Capital stock	$402,892,371	$577,806,032	$105,787,501	$39,462,341
Accumulated net investment income (loss)	(3,792)	(1,185,340)	117,350	—
Accumulated undistributed net realized
gain on investments	37,064,117	55,426,442	742,890	3,245,133
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	32,003,167	27,253,767	(318,247)	3,430,010
Forward currency contracts	494,239	1,134,642	30,507	—
Total net assets	$472,450,102	$660,435,543	$106,360,001	$46,137,484

Investor Class
Net Assets	$238,690,751	$421,713,749	$—	$46,137,484
Shares outstanding	18,810,987	26,056,308	—	4,112,859

Institutional Class
Net Assets	233,759,351	238,721,794	106,360,001	—
Shares outstanding	18,414,259	14,535,257	11,018,595	—

Total shares outstanding (unlimited shares
of no par value authorized)	37,225,246	40,591,565	11,018,595	4,112,859

Investor Class Net asset value, offering
and redemption price per share(2)	$12.69	$16.18	$—	$11.22

Institutional Class Net asset value, offering
and redemption price per share(2)	$12.69	$16.42	$9.65	N/A

(1) Cost of Investments
Unaffiliated issuers	$308,432,716	$146,956,149	$70,271,452	$21,328,403
Affiliated issuers	1,255,971	—	—	—

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2014

				Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$2,945,603	$1,800,608	$20,891	$337,257
Affiliated issuers (See Note 7)	184,040	268,015	11,839	14,457
Interest income
Unaffiliated issuers*	7,535,159	—	4,028,957	—
Total investment income	10,664,802	2,068,623	4,061,687	351,714

Advisory fees (See Note 3)	4,470,023	6,973,878	800,774	443,769
Distribution (12b-1) fees - Investor Class Only
(See Note 4)	604,719	1,262,193	7,976	110,942
Administration fees	322,890	493,219	77,224	32,367
Fund accounting fees	95,659	143,500	25,461	10,371
Shareholder servicing fees and expenses	89,879	177,957	32,119	20,738
Federal and state registration	40,350	47,250	31,292	22,389
Reports to shareholders	39,984	68,787	10,377	7,482
Audit fees	32,041	32,041	32,041	32,041
Trustees fees and expenses	23,573	35,956	5,656	2,276
Custody fees	22,394	25,610	5,285	2,616
Insurance	17,857	31,586	4,648	1,632
Legal fees	10,159	9,283	9,928	9,716
Miscellaneous	6,423	10,308	1,998	865
Total expenses before Adviser reimbursement	5,775,951	9,311,568	1,044,779	697,204
Expenses reimbursed by Adviser (See Note 3)	(30,705)	(51,755)	(68,989)	(105,983)
Net expenses before Adviser recoupment	5,745,246	9,259,813	975,790	591,221
Expenses recouped by Adviser	—	22,340	11,192	—
Total net expenses	5,745,246	9,282,153	986,982	591,221
Net investment income (loss)	4,919,556	(7,213,530)	3,074,705	(239,507)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS :
Net realized gain (loss) on:
Investments in unaffiliated issuers and foreign
currency translation	28,063,247	46,673,180	(168,007)	2,618,414
Investments in affiliated issuers (See Note 7)	10,629,489	23,190,810	910,876	1,154,629
Forward currency contracts	(263,924)	(487,170)	(8,215)	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(1,030,784)	(20,995,236)	(251,583)	506,680
Forward currency contracts	565,345	1,679,274	30,507	—
Net realized and unrealized gain	37,963,373	50,060,858	513,578	4,279,723
Net increase in net assets
resulting from operations	$42,882,929	$42,847,328	$3,588,283	$4,040,216
* Net of foreign taxes withheld	$50,737	$121,932	$3,687	$2,151

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
OPERATIONS:
Net investment income	$4,919,556	$6,093,852
Net realized gain on investments, foreign
currency translation and forward currency contracts	38,428,812	22,958,542
Net change in unrealized appreciation (depreciation)	(465,439)	10,126,330
Net increase in assets resulting from operations	42,882,929	39,178,724

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,264,546)	(3,638,816)
From net investment income - Institutional Class	(2,464,502)	(2,397,326)
From net realized gain - Investor Class	(11,880,891)	(10,107,162)
From net realized gain - Institutional Class	(9,947,298)	(3,401,053)
Total distributions	(26,557,237)	(19,544,357)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	51,334,262	106,946,998
Proceeds from shares sold - Institutional Class	70,396,804	109,092,842
Proceeds from shares issued to holders in
reinvestment of distributions - Investor Class	13,541,228	9,901,041
Proceeds from shares issued to holders
in reinvestment of distributions - Institutional Class	6,579,428	4,410,609
Cost of shares redeemed - Investor Class(1)	(63,704,401)	(190,022,121)
Cost of shares redeemed - Institutional Class(2)	(40,153,448)	(30,796,579)
Net increase in net assets from capital share transactions	37,993,873	9,532,790

TOTAL INCREASE IN NET ASSETS	54,319,565	29,167,157

NET ASSETS:
Beginning of year	418,130,537	388,963,380
End of year (including accumulated net
investment (loss) income of $(3,792) and $71,106)	$472,450,102	$418,130,537

(1)	Net of redemption fees of $3,125 and $8,401, respectively.
(2)	Net of redemption fees of $7,265 and $2,882, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
OPERATIONS:
Net investment loss	$(7,213,530)	$(4,734,733)
Net realized gain on investments, foreign
currency translation and forward currency contracts	69,376,820	34,040,374
Net change in unrealized appreciation (depreciation)	(19,315,962)	32,629,940
Net increase in assets resulting from operations	42,847,328	61,935,581

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(22,713,287)	(52,426,184)
From net realized gain - Institutional Class	(6,912,321)	(4,944,027)
Total distributions	(29,625,608)	(57,370,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	90,133,116	178,200,644
Proceeds from shares sold - Institutional Class	161,538,057	72,032,517
Proceeds from shares issued to holders in
reinvestment of distributions - Investor Class	22,419,981	49,056,256
Proceeds from shares issued to holders in
reinvestment of distributions - Institutional Class	5,719,988	4,304,965
Cost of shares redeemed - Investor Class(1)	(268,263,839)	(362,910,684)
Cost of shares redeemed - Institutional Class(2)	(39,685,971)	(33,673,562)
Net decrease in net assets
from capital share transactions	(28,138,668)	(92,989,864)

TOTAL DECREASE IN NET ASSETS	(14,916,948)	(88,424,494)

NET ASSETS:
Beginning of year	675,352,491	763,776,985
End of year (including accumulated net
investment (loss) income of $(1,185,340) and $544,632)	$660,435,543	$675,352,491

(1)	Net of redemption fees of $9,851 and $18,925, respectively.
(2)	Net of redemption fees of $672 and $6,058, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
OPERATIONS:
Net investment income	$3,074,705	$3,192,129
Net realized gain on investments, foreign
currency translation and forward currency contracts	734,654	1,501,078
Net change in unrealized depreciation	(221,076)	(1,608,024)
Net increase in assets resulting from operations	3,588,283	3,085,183

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class(1)	(213,058)	(1,102,181)
From net investment income - Institutional Class	(2,817,994)	(2,387,745)
From net realized gain - Investor Class(1)	(148,988)	(402,225)
From net realized gain - Institutional Class	(411,448)	(712,548)
Total distributions	(3,591,488)	(4,604,699)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class(1)	2,110,357	7,869,893
Proceeds from shares sold - Institutional Class	11,257,357	19,869,788
Proceeds from shares exchanged - Institutional Class(1)	27,816,502	—
Proceeds from shares issued to holders in
reinvestment of distributions - Investor Class(1)	355,610	1,398,189
Proceeds from shares issued to holders in
reinvestment of distributions - Institutional Class	3,160,929	3,062,933
Cost of shares redeemed - Investor Class(1)(2)	(8,080,436)	(15,280,919)
Cost of shares redeemed - Institutional Class (3)	(10,525,268)	(10,156,975)
Cost of shares exchanged - Investor Class(1)	(27,816,502)	—
Net increase (decrease) in net assets
from capital share transactions	(1,721,451)	6,762,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,724,656)	5,243,393

NET ASSETS:
Beginning of year	108,084,657	102,841,264
End of year (including accumulated net
investment income of $117,350 and $82,001)	$106,360,001	$108,084,657

(1)	Investor class shares converted to Institutional class shares on January 31, 2014.
(2)	Net of redemption fees of $641 and $105, respectively.
(3)	Net of redemption fees of $137 and $515, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
OPERATIONS:
Net investment income (loss)	$(239,507)	$89,393
Net realized gain on investments	3,773,043	3,509,155
Net change in unrealized appreciation	506,680	1,198,379
Net increase in assets resulting from operations	4,040,216	4,796,927

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(227,889)
From net realized gain	(3,423,839)	(2,328,129)
Total distributions	(3,423,839)	(2,556,018)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,487,211	8,818,324
Proceeds from shares issued to holders in
reinvestment of distributions	3,300,043	2,484,028
Cost of shares redeemed(1)	(5,639,839)	(19,144,876)
Net increase (decrease) in net assets
from capital share transactions	4,147,415	(7,842,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,763,792	(5,601,615)

NET ASSETS:
Beginning of year	41,373,692	46,975,307
End of year (including accumulated net
investment loss of $0 and $88,954)	$46,137,484	$41,373,692

(1)	Net of redemption fees of $3 and $148, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of year	$12.23	$11.69	$10.70	$11.09	$9.99

OPERATIONS:
Net investment income(1)	0.12	0.18	0.18	0.16	0.16
Net realized and unrealized
gain (loss) on investment securities	1.09	0.93	1.72	(0.05)	1.24
Total from operations(2)	1.21	1.11	1.90	0.11	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.17)	(0.18)	(0.17)	(0.15)
From net realized gains	(0.63)	(0.40)	(0.73)	(0.33)	(0.15)
Total distributions	(0.75)	(0.57)	(0.91)	(0.50)	(0.30)

NET ASSET VALUE:
End of year	$12.69	$12.23	$11.69	$10.70	$11.09
Total return	10.23%	9.89%	18.63%	0.74%	14.27%

Net assets at end of year (000s omitted)	$238,691	$228,500	$288,462	$198,898	$136,991

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.41%	1.42%	1.44%	1.46%	1.53%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.45%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.97%	1.37%	1.62%	1.37%	1.54%
After expense
reimbursement/recoupment	0.98%	1.39%	1.66%	1.43%	1.62%
Portfolio turnover rate	73%	57%	63%	88%	54%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2014, 2013, 2012, 2011 and 2010.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					April 30, 2010(1)
					through
	Year Ended September 30,				September 30,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$12.24	$11.70	$10.70	$11.10	$11.17

OPERATIONS:
Net investment income(2)	0.15	0.19	0.21	0.18	0.07
Net realized and unrealized gain (loss)
on investment securities	1.08	0.95	1.73	(0.05)	(0.06)
Total from operations(3)	1.23	1.14	1.94	0.13	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.20)	(0.21)	(0.20)	(0.08)
From net realized gains	(0.63)	(0.40)	(0.73)	(0.33)	—
Total distributions	(0.78)	(0.60)	(0.94)	(0.53)	(0.08)

NET ASSET VALUE:
End of period	$12.69	$12.24	$11.70	$10.70	$11.10
Total return	10.41%	10.18%	19.02%	0.93%	0.09	%(4)

Net assets at
end of period (000s omitted)	$233,759	$189,630	$100,501	$81,675	$86,252

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.16%	1.17%	1.19%	1.21%	1.31	%(5)
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	1.23%	1.67%	1.85%	1.58%	1.66	%(5)
After expense
reimbursement/recoupment	1.24%	1.69%	1.89%	1.64%	1.82	%(5)
Portfolio turnover rate	73%	57%	63%	88%	54	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2014, 2013 and 2012 and the period ended September 30, 2010.

(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of year	$15.91	$15.80	$15.26	$15.98	$14.66

OPERATIONS:
Net investment loss(1)	(0.22)	(0.12)	(0.06)	(0.09)	(0.02)
Net realized and unrealized
gain on investment securities	1.17	1.48	2.47	0.32	2.18
Total from operations(2)	0.95	1.36	2.41	0.23	2.16

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	(0.68)	(1.25)	(1.87)	(0.95)	(0.84)
Total distributions	(0.68)	(1.25)	(1.87)	(0.95)	(0.84)

NET ASSET VALUE:
End of year	$16.18	$15.91	$15.80	$15.26	$15.98
Total return	6.08%	9.25%	16.76%	1.02%	15.30%

Net assets at end of year (000s omitted)	$421,714	$566,624	$699,196	$542,883	$511,726

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.40%	1.42%	1.44%	1.45%	1.49%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(1.11)%	(0.72)%	(0.44)%	(0.54)%	(0.23)%
After expense
reimbursement/recoupment	(1.11)%	(0.70)%	(0.40)%	(0.49)%	(0.14)%
Portfolio turnover rate	38%	30%	68%	88%	61%

(1)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2014, 2013, 2012, 2011 and 2010.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					November 3, 2009(1)
					through
	Year Ended September 30,				September 30,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$16.09	$15.93	$15.34	$16.02	$14.52

OPERATIONS:
Net investment income (loss)(2)	(0.16)	(0.09)	(0.03)	(0.02)	0.01
Net realized and unrealized
gain on investment securities	1.17	1.50	2.49	0.29	2.33
Total from operations(3)	1.01	1.41	2.46	0.27	2.34

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	(0.68)	(1.25)	(1.87)	(0.95)		(0.84)
Total distributions	(0.68)	(1.25)	(1.87)	(0.95)		(0.84)

NET ASSET VALUE:
End of period	$16.42	$16.09	$15.93	$15.34	$16.02
Total return	6.39%	9.51%	17.02%	1.28%	16.70	%(4)

Net assets at
end of period (000s omitted)	$238,722	$108,728	$64,581	$49,729	$52,381

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.15%	1.17%	1.19%	1.20%	1.26	%(5)
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.85)%	(0.47)%	(0.18)%	(0.29)%	0.01	%(5)
After expense
reimbursement/recoupment	(0.85)%	(0.45)%	(0.14)%	(0.24)%	0.12	%(5)
Portfolio turnover rate	38%	30%	68%	88%	61	%(4)

(1)	Commencement of Operations.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 for each of the four years ended September 30, 2014, 2013, 2012 and 2011, and the period ended September 30, 2010.

(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

							August 16, 2010(1)
							through
	Year Ended September 30,						September 30,
	2014		2013	2012	2011		2010
NET ASSET VALUE:
Beginning of period	$9.66		$9.80	$9.63	$9.77		$9.73

OPERATIONS:
Net investment income(2)	0.28		0.30	0.47	0.38		0.05
Net realized and unrealized gain (loss)
on investment securities	0.04		(0.01)	0.30	(0.09)		0.10
Total from operations(3)	0.32		0.29	0.77	0.29		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.33)	(0.45)	(0.43)		(0.11)
From net realized gains	(0.05)		(0.10)	(0.15)	(0.00	)(4)	—
Total distributions	(0.33)		(0.43)	(0.60)	(0.43)		(0.11)

NET ASSET VALUE:
End of period	$9.65		$9.66	$9.80	$9.63		$9.77
Total return	3.38%		3.03%	8.17%	2.97%		1.59	%(5)

Net assets at
end of period (000s omitted)	$106,360		$74,828	$63,085	$50,451		$24,947

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.95	%(7)	0.98%	1.01%	1.07%		1.22	%(6)
After expense
reimbursement/recoupment	0.90	%(7)	0.90%	0.90%	0.90%		0.90	%(6)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.85	%(8)	2.96%	4.56%	4.09%		4.56	%(6)
After expense
reimbursement/recoupment	2.90	%(8)	3.04%	4.67%	4.26%		4.88	%(6)
Portfolio turnover rate	53%		78%	54%	77%		67	%(5)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2014 and 2013.
(4)	The amount represents less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(8)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of year	$11.11	$10.48	$9.23	$10.23	$9.03

OPERATIONS:
Net investment income (loss)(1)	(0.06)	0.03	0.01	(0.03)	(0.05)
Net realized and unrealized gain (loss)
on investment securities	1.08	1.36	1.87	(0.16)	1.30
Total from operations(2)	1.02	1.39	1.88	(0.19)	1.25

LESS DISTRIBUTIONS:
From net investment income	—	(0.07)	(0.02)	—	—
From net realized gains	(0.91)	(0.69)	(0.61)	(0.81)	(0.05)
Total distributions	(0.91)	(0.76)	(0.63)	(0.81)	(0.05)

NET ASSET VALUE:
End of year	$11.22	$11.11	$10.48	$9.23	$10.23
Total return	9.69%	14.27%	21.07%	(2.61)%	13.93%

Net assets at end of year (000s omitted)	$46,137	$41,374	$46,975	$36,356	$21,401

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.57%	1.59%	1.60%	1.69%	1.98%
After expense
reimbursement/recoupment	1.33%	1.40%	1.40%	1.54%	1.95%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.78)%	0.03%	(0.16)%	(0.48)%	(0.52)%
After expense
reimbursement/recoupment	(0.54)%	0.22%	0.04%	(0.33)%	(0.49)%
Portfolio turnover rate	66%	30%	71%	74%	82%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2014, 2012, 2011 and 2010.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2014, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007.  The Intrepid Disciplined Value Fund’s Institutional Class is not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These inputs are summarized in the three broad levels listed below.

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2014, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$203,505,568	$—	$—	$203,505,568
Preferred Stock*	—	7,007,812	—	7,007,812
Corporate Bonds
Consumer Discretionary	—	38,723,033	2,462,500	41,185,533
Consumer Staples	—	6,396,235	—	6,396,235
Energy	—	41,578,823	—	41,578,823
Health Care	—	6,824,462	—	6,824,462
Industrials	—	18,134,675	—	18,134,675
Materials	—	11,024,497	—	11,024,497
Total Corporate Bonds	—	122,681,725	2,462,500	125,144,225
Total Convertible Bond*	—	6,034,923	—	6,034,923
Total Forward Currency Contracts**	—	494,239	—	494,239
Total Assets	$203,505,568	$136,218,699	$2,462,500	$342,186,767

Intrepid Small Cap Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$167,731,395	$—	$—	$167,731,395
Total Preferred Stock*	—	6,468,750	—	6,468,750
Total Forward Currency Contracts**	—	1,141,413	—	1,141,413
Total Assets	$167,731,395	$7,610,163	$—	$175,341,558

Liabilities
Total Forward Currency Contracts**	$—	$(6,771)	$—	$(6,771)
Total Liabilities	$—	$(6,771)	$—	$(6,771)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stock*	$1,088,111	$—	$—	$1,088,111
Total Preferred Stock*	—	4,312,500	—	4,312,500
Corporate Bonds
Consumer Discretionary	—	23,783,485	1,477,500	25,260,985
Consumer Staples	—	4,222,100	—	4,222,100
Energy	—	17,499,805	—	17,499,805
Health Care	—	2,067,765	—	2,067,765
Industrials	—	8,698,250	—	8,698,250
Materials	—	4,824,998	—	4,824,998
Total Corporate Bonds	—	61,096,403	1,477,500	62,573,903
Total Convertible Bond*	—	1,978,764	—	1,978,764
Total Forward Currency Contracts**	—	30,507	—	30,507
Total Assets	$1,088,111	$67,418,174	$1,477,500	$69,983,785

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$24,758,420	$—	$—	$24,758,420
Total Assets	$24,758,420	$—	$—	$24,758,420

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers of securities between Level 1 and Level 2 during the reporting year.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year.  Transfers between levels are recognized at the end of the reporting year.

				Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
Beginning Balance - October 1, 2013	$3,168,750	$—	$2,112,500	$—
Purchases	10,775,000	—	5,725,000	—
Sales	—	—	—	—
Realized gains	—	—	—	—
Realized losses	—	—	—	—
Change in unrealized depreciation	(46,688)	—	(30,812)	—
Net Transfers (Out of) Level 3	(11,434,562)	—	(6,329,188)	—
Ending Balance - September 30, 2014	$2,462,500	$—	$1,477,500	$—

The transfers out of Level 3 into Level 2 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent providing a value for bonds that were previously being fair valued in accordance with procedures approved by the Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Intrepid Capital Fund
		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 9/30/2014	Techniques	Inputs	Range
Corporate Bonds	Consumer Durables	$2,462,500	Comparable	G-spread	406
	& Apparel			issue
Intrepid Income Fund
		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 9/30/2014	Techniques	Inputs	Range
Corporate Bonds	Consumer Durables	$1,477,500	Comparable	G-spread	406
	& Apparel			issue

The significant unobservable inputs used in the fair value measurement of the corporate bond is the G-spread, which is the security’s bond spread over the appropriate government yield based on the Treasury curve.  The G-spread of a similar security is applied to the security being priced, and the resulting calculated price is then used.

An increase in the G-Spread could decrease the value of the portfolio security.  A decrease in the G-Spread could increase the value of the portfolio security.  On the occasion there is a material event, pricing may be based on alternative methodologies such as recent trades; or a pricing matrix, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to exchange rate risk.  During the year ended September 30, 2014, the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund held derivative instruments.

The Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund used forward currency contracts during the fiscal year for the purpose of hedging exposures to non- U.S. dollar denominated assets.  In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds.

Effect of Forward Currency Contracts on the Statement of Operations as of September 30, 2014

	Change in unrealized appreciation	Realized loss on
	on forward currency contracts	forward currency contracts
Intrepid Capital Fund	$ 565,345	$(263,924)
Intrepid Small Cap Fund	$1,679,274	$(487,170)
Intrepid Income Fund	$ 30,507	$ (8,215)

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2014 were as follows:

Long Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contracts	$ 417,787	$3,133,278	$—

Short Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contract	$(9,498,396)	$(21,619,518)	$540,984

Offsetting on the Statement of Assets and Liabilities

In December 2011, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013.

The Fund adopted the disclosure requirement on offsetting as of October 1, 2013. For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statement of Assets and Liabilities.

At September 30, 2014, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Capital Fund and the Intrepid Income Fund are presented gross on the Statement of Assets and Liabilities. At September 30, 2014, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Small Cap Fund are as follows:

Forward Currency Contracts*

		Gross	Net Amounts
		Amounts	of Assets
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	Offset in the Statement of
	Amounts	Statements	Statement	Assets and Liabilities
	of	of Assets	of Assets		Collateral
	Recognized	and	and	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Small Cap Fund	$1,141,413	$(6,771)	$1,134,642	$ —	$ —	$1,134,642

		Gross	Net Amounts
		Amounts	of Liabilities
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	Offset in the Statement of
	Amounts	Statements	Statement	Assets and Liabilities
	of	of Assets	of Assets		Collateral
	Recognized	and	and	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Small Cap Fund	$(6,771)	$(6,771)	$ —	$ —	$ —	$ —

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contract detail within the Schedule of Investments.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

On October 16, 2014, the Trust filed an update to its registration statement to add an additional series to the Trust. The Intrepid International Fund is scheduled to begin operations in late December 2014.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of September 30, 2014.  This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets of the Institutional Class.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Intrepid Disciplined Value Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/15	9/30/16	9/30/17
Intrepid Capital Fund	$154,544	$78,422	$30,705
Intrepid Small Cap Fund	330,578	181,009	51,755
Intrepid Income Fund	104,137	87,877	68,989
Intrepid Disciplined Value Fund	89,179	76,307	105,983

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the Disciplined Value Fund. The Intrepid Income Fund’s Investor Class ceased operations on January 31, 2014.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2014 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$241,480,645	$232,632,633
Intrepid Small Cap Fund	80,115,240	234,654,980
Intrepid Income Fund	46,901,184	32,896,575
Intrepid Disciplined Value Fund	17,392,538	13,793,274

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	4,086,972	9,128,920
Shares issued to holders in reinvestment of dividends	1,113,011	872,212
Shares redeemed	(5,070,240)	16,000,098
Net increase (decrease) in shares	129,743	(5,998,966)
Shares outstanding:
Beginning of year	18,681,244	24,680,210
End of year	18,810,987	18,681,244

Intrepid Capital Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	5,593,593	9,104,079
Shares issued to holders in reinvestment of dividends	539,686	387,245
Shares redeemed	(3,216,159)	(2,587,414)
Net increase in shares	2,917,120	6,093,910
Shares outstanding:
Beginning of year	15,497,139	8,593,229
End of year	18,414,259	15,497,139

Intrepid Small Cap Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	5,550,822	11,564,221
Shares issued to holders in reinvestment of dividends	1,717,192	3,330,364
Shares redeemed	(16,529,998)	(23,527,970)
Net decrease in shares	(9,261,984)	(8,633,385)
Shares outstanding:
Beginning of year	35,618,292	44,251,677
End of year	26,056,308	35,618,292

Intrepid Small Cap Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	9,837,540	4,581,697
Shares issued to holders in reinvestment of dividends	356,830	289,506
Shares redeemed	(2,414,543)	(2,168,598)
Net increase in shares	7,779,827	2,702,605
Shares outstanding:
Beginning of year	6,755,430	4,052,825
End of year	14,535,257	6,755,430

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Intrepid Income Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	216,890	807,121
Shares issued to holders in reinvestment of dividends	36,775	144,501
Shares exchanged into Institutional Class	(2,864,432)	—
Shares redeemed	(828,317)	(1,565,084)
Net decrease in shares	(3,439,084)	(613,462)
Shares outstanding:
Beginning of year	3,439,084	4,052,546
End of year	—	3,439,084

Intrepid Income Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	1,155,133	2,035,741
Shares issued to holders in reinvestment of dividends	326,022	316,901
Shares exchanged from Investor Class	2,867,740	—
Shares redeemed	(1,078,210)	(1,042,816)
Net increase in shares	3,270,685	1,309,826
Shares outstanding:
Beginning of year	7,747,910	6,438,084
End of year	11,018,595	7,747,910

Intrepid Disciplined Value Fund
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Shares sold	594,968	828,130
Shares issued to holders in reinvestment of dividends	311,325	255,822
Shares redeemed	(517,037)	(1,842,318)
Net increase (decrease) in shares	389,256	(758,366)
Shares outstanding:
Beginning of year	3,723,603	4,481,969
End of year	4,112,859	3,723,603

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2013 through September 30, 2014.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund

	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)		Value at	Cost at
	at Oct. 1,			at Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2013	Additions	Reductions	2014	Income	Gain	2014	2014
EPIQ Systems, Inc. (a)	612,066	—	(612,066)	—	$55,086	$1,833,798	$—	$—
World Wrestling
Entertainment, Inc. (a)	830,459	122,077	(830,459)	122,077	128,954	8,795,691	1,681,001	1,255,971
					$184,040	$10,629,489	$1,681,001	$1,255,971

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Intrepid Small Cap Fund
	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)	Value at	Cost at
	at Oct. 1,			at Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2013	Additions	Reductions	2014	Income	Gain	2014	2014
EPIQ Systems, Inc. (a)	1,260,574	—	(1,260,574)	—	$—	$3,737,643	$—	$—
World Wrestling
Entertainment, Inc. (a)	2,055,828	273,783	(2,329,611)	—	268,015	19,453,167	—	—
					$268,015	$23,190,810	$—	$—
Intrepid Income Fund
	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)	Value at	Cost at
	at Oct. 1,			at Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2013	Additions	Reductions	2014	Income	Gain	2014	2014
World Wrestling
Entertainment, Inc. (a)	118,525	14,032	(132,557)	—	$11,839	$910,876	$—	$—
					$11,839	$910,876	$—	$—
Intrepid Disciplined Value Fund
	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)	Value at	Cost at
	at Oct. 1,			at Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2013	Additions	Reductions	2014	Income	Gain	2014	2014
EPIQ Systems, Inc. (a)	32,570	—	(32,570)	—	$—	$115,745	$—	$—
World Wrestling
Entertainment, Inc. (a)	102,231	18,240	(120,471)	—	14,457	1,038,884	—	—
					$14,457	$1,154,629	$—	$—

(a)	Security is no longer an affiliated company at September 30, 2014.

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2014 and 2013 are as follows:

	September 30, 2014		September 30, 2013
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$17,350,570	$9,206,667	$16,081,659	$3,462,698
Intrepid Small Cap Fund	16,425,546	13,200,062	29,637,548	27,732,663
Intrepid Income Fund	3,067,890	523,598	3,921,807	682,892
Intrepid Disciplined Value Fund	1,141,030	2,282,809	2,097,686	458,332

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2014, the following table shows the reclassifications made:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

	Accumulated	Undistributed
	Net Realized	Net Investment
	Gains (Losses)	Income	Paid-in Capital
Intrepid Capital Fund	$265,406	$(265,406)	$—
Intrepid Small Cap Fund	(5,483,557)	5,483,558	(1)
Intrepid Income Fund	8,304	(8,304)	—
Intrepid Disciplined Value Fund	(328,461)	328,461	—

These reclassifications primarily relate to adjustments with differing book and tax methods for accounting, investment losses and currency adjustments.

As of September 30, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid Disciplined
	Capital Fund	Small Cap Fund	Income Fund	Value Fund
Cost of investments	$309,688,687	$147,167,821	$70,271,452	$21,350,542
Unrealized appreciation	36,784,009	29,603,524	560,852	4,000,443
Unrealized depreciation	(4,780,842)	(2,561,430)	(879,099)	(592,572)
Net unrealized appreciation (depreciation)	32,003,167	27,042,094	(318,247)	3,407,871

Undistributed ordinary income	14,406,574	3,016,846	388,859	398,372
Undistributed long-term capital gain	23,147,990	52,577,341	501,888	2,868,900
Distributable income	37,554,564	55,594,187	890,747	3,267,272
Other accumulated gain (loss)	—	(6,770)	—	—
Total accumulated gain	$69,557,731	82,629,511	572,500	6,675,143

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2014, or for any other tax years which are open for exam. As of September 30, 2014, open tax years include the tax years ended September 30, 2011 through 2014. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2014.

9.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2014 and have been subsequently extended through October 15, 2015.  The interest rate as of September 30, 2014 was 3.25%.  During the fiscal year ended September 30, 2014, none of the Funds drew on their line of credit.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust comprising the Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund (collectively the “Funds”), as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 25, 2014

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees

Roy F. Clarke, 74	Trustee*	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Peter R. Osterman, Jr., 66	Trustee*	Indefinite	Sr. Vice President and Chief	4	None
c/o Intrepid Capital		Term	Financial Officer, HosePower
Management Funds Trust		since	U.S.A. (2010-present); Chief
1400 Marsh Landing		November	Financial Officer, W&O Supply,
Parkway, Suite 106		2004	Inc. (2001-2010).
Jacksonville Beach, FL 32250

Ed Vandergriff, CPA, 65	Trustee*	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
1400 Marsh Landing		November	company) (2000-present).
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Interested Trustees

Mark F. Travis, 52	Trustee,	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and CCO	since	present); Chief Executive
1400 Marsh Landing		November	Officer, Intrepid Capital
Parkway, Suite 106		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Officers

Donald White, 53	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

*  Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2014 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund designated $9,206,667, $13,200,062, $523,598 and $2,282,809, respectively, of total distributions paid during the fiscal year ended September 30, 2014 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 20.92%, 27.28%, 1.14% and 43.08%, respectively, of their ordinary income distributions for the period ended September 30, 2014 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2014, 18.60%, 10.70%, 0.43% and 41.50% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 31.73%, 0.00%, 100.00% and 0.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 72.74%. 100.00%, 1.20% and 100.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

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PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0914

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$97,300	$94,900
Audit-Related Fees
Tax Fees	$16,400	$16,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	$16,400	$16,000
Registrant’s Investment Adviser	$35,476	$35,280

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)* /s/ Mark F. Travis
  Mark F. Travis, President

Date   December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Mark F. Travis
Mark F. Travis, President

Date   December 2, 2014

By (Signature and Title)* /s/ Donald C. White
  Donald C. White, Treasurer

Date   December 2, 2014

* Print the name and title of each signing officer under his or her signature.